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                                                                   EXHIBIT 10.14


                          DATATRAK INTERNATIONAL, INC.
                     1999 OUTSIDE DIRECTOR STOCK OPTION PLAN

     DATATRAK International, Inc., hereinafter called the "Company," hereby adopts a stock option plan for eligible Directors of the Company pursuant to the following terms and provisions:

     1. PURPOSE OF THE PLAN. The purpose of this plan, hereinafter called the "Plan," is to provide additional incentive to those Directors of the Company who are not employees of the Company or any of its subsidiaries or affiliates by encouraging them to acquire a new or an additional share ownership in the Company, thus increasing their proprietary interest in the Company's business and providing them with an increased personal interest in the Company's continued success and progress. These objectives will be promoted through the grant of options to acquire the Company's Common Shares, without par value per share (the "Common Shares"), pursuant to the terms of the Plan. Only those Directors who meet the qualifications stated above are eligible for and shall receive options under this Plan.

     2. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective as of September 22, 1999, subject to approval by holders of shares representing a majority of the outstanding voting stock of the Company present at a meeting of shareholders called for that purpose. In the event that such shareholder approval has not occurred on or before December 31, 2000, the Plan and any options granted hereunder shall be null and void.

     3. COMMON SHARES SUBJECT TO THE PLAN. The Common Shares to be issued upon the exercise of the options granted under the Plan shall be Common Shares of the Company. Either treasury or authorized and unissued Common Shares, or both, as the Board of Directors shall from time to time determine, may be so issued. Common Shares which are the subject of any lapsed, expired or terminated options may be made available for re-offering under the Plan. If an option granted under this Plan is exercised pursuant to the terms and conditions of subsection 5(b), any Common Shares which are the subject thereof shall not thereafter be available for re-offering under the Plan.

     Subject to the provisions of the next succeeding paragraph of this Section 3, the aggregate number of Common Shares for which options may be granted under the Plan shall be Two Hundred and Fifty Thousand (250,000) Common Shares.

     In the event that, subsequent to the date of adoption of the Plan by the Board of Directors, the Common Shares should, as a as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, then (i) there shall automatically be substituted for each Common Share subject to an unexercised option (in whole or in part) granted under the Plan, each Common Share available for additional grants of options under the Plan and each Common Share made available for grant to each eligible Director pursuant to Section 4 hereof, the number and kind of shares of stock or other securities into which each outstanding Common Share shall be changed or for which each such Common Share shall be exchanged, (ii) the option price per Common Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event, and (iii) the Board of Directors shall make such other adjustments as may be appropriate and equitable to prevent enlargement or dilution of option rights. Any such adjustment may provide for the elimination of fractional shares.

     4. GRANT OF OPTIONS.

     a. AUTOMATIC GRANTS. Subject to the terms of the Plan (including without limitation the receipt of shareholder approval contemplated by Section 2 hereof), each eligible Director shall be granted a non-qualified stock option for 12,500 Common Shares as of September 22, 1999, and subsequent non-qualified stock options for 12,500 Common Shares at each annual meeting of the shareholders of the Company thereafter so long as he or she is an eligible Director. Each eligible Director first appointed or elected to the Board of Directors after September 22,



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1999 shall be granted a non-qualified stock option to purchase 10,000 Common
Shares as of the date of such appointment or election, and subsequent non-qualified stock options for 12,500 Common Shares at each annual meeting of the shareholders of the Company thereafter so long as he or she is an eligible Director.

     b. OPTION PRICE. The price at which each Common Share may be purchased pursuant to an option granted under the Plan shall be equal to the "fair market value" (as determined pursuant to Section 7) for each such share as of the date on which the option is granted (the "Date of Grant"), but in no event shall such price be less than the par value of such Common Shares. Anything contained in this subsection (b) to the contrary notwithstanding, in the event that the number of Common Shares subject to any option is adjusted pursuant to Section 3, a corresponding adjustment shall be made in the price at which the Common Shares subject to such option may thereafter be purchased.

     c. DURATION OF OPTIONS. Each option granted under the Plan shall expire and all rights to purchase Common Shares pursuant thereto shall cease on the date (the "Expiration Date") which shall be the tenth anniversary of the Date of Grant of such option.

     d. VESTING OF OPTIONS. For the initial grant to eligible Directors as of September 22, 1999 of an option to purchase 12,500 Common Shares, one hundred percent (100%) of each such option granted under the Plan shall become fully vested and exercisable as of the date of the first annual meeting of the Company's shareholders following the Date of Grant, subject to shareholder approval. For the annual grants of options to purchase 12,500 Common Shares, one hundred percent (100%) of each such option granted under the Plan shall become fully vested and exercisable on the date of the first annual meeting of the Company's shareholders following the Date of Grant. For the grants of 10,000 Common Shares upon the initial appointment or election of an eligible Director, one hundred percent (100%) of each such option granted under the Plan shall become fully vested and exercisable on the first anniversary of the Date of Grant.

     5. OPTION PROVISIONS.

     a. LIMITATION ON EXERCISE AND TRANSFER OF OPTIONS.

     Each option agreement shall be binding upon and inure to the benefit of any successor of the Company and the heirs, estate, personal representative and transferees of the optionee. All or any portion of an option shall be transferable by the optionee, in whole at any time or in part from time to time, to (i) any member of the optionee's Immediate Family, (ii) any trust whose beneficiaries consist solely of the optionee and/or members of the optionee's Immediate Family, and (iii) any person or entity who is an "affiliate" of the optionee (as such term is defined in Rule 501(b) of Regulation D promulgated under the Securities Act of 1933). Notwithstanding the foregoing, the Company shall be under no obligation to record any such transfer upon the books of the Company and may treat the optionee as the record and beneficial owner thereof for all purposes until such time as: (a) the transferor delivers to the Company a fully executed assignment of option in the form attached as Exhibit A to the option agreement; (b) the transferee delivers to the Company a fully executed joinder to the option agreement in the form attached as Exhibit B to the option agreement; and (c) that the transferor and transferee establish, to the reasonable satisfaction of the Company, that such a transfer is permitted under applicable provisions of the federal securities laws. For purposes of this Plan, "Immediate Family" means a person's parents, siblings, spouse, children or grandchildren or any of the foregoing persons. No option granted hereunder may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process.

     b. EXERCISE OF OPTION. Each option granted hereunder may be exercised in whole or in part (to the maximum extent then exercisable) from time to time during the option period, but this right of exercise shall be limited to whole shares. Options shall be exercised by the optionee giving written notice to the Vice President of Finance and Chief Financial Officer of the Company at its principal business office, by certified mail, return receipt requested, of the optionee's intention to exercise the same and the number of shares with respect to which the option is being exercised (the "Notice of Exercise of Option") accompanied by full payment of the purchase price in cash or in whole or in part in Common Shares having a fair market value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made. Such Notice of Exercise of Option shall be deemed delivered upon deposit into the mails.




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     c. TERMINATION OF DIRECTORSHIP. Subject to the following provisions, if the optionee ceases to be a Director of the Company, his or her option shall terminate three (3) months after the effective date of termination of his or her Directorship and neither he nor she nor any other person shall have any right after such date to exercise all or any part of such option. If the termination of the Directorship is due to death, then the option may be exercised within one
(1) year after the optionee's death by the optionee's estate or by the person designated in the optionee's Last Will and Testament or to whom transferred by the applicable laws of descent and distribution (the "Personal Representative"). Notwithstanding the foregoing, in no event shall any option be exercisable after the expiration of the ten-year option period and no option shall be exercisable to any greater extent than the optionee would have been entitled to exercise the option at the time of termination or death.

     d. ACCELERATION OF EXERCISE OF OPTION IN CERTAIN EVENTS. Notwithstanding anything to the contrary described in the Plan, in the event of a "change in control," the eligible Director shall have the immediate right and option (notwithstanding the provisions of paragraph 4 hereof) to exercise the option with respect to all Common Shares covered by the option, which exercise, if made, shall be irrevocable. The term "change in control" shall mean: (i) the receipt by the Company of a Schedule 13D or other advice indicating that a person, or any member of a "group," is the "beneficial owner" (as those terms are defined in Rule 13d-3 under the Securities Exchange Act of 1934) of twenty percent (20%) or more of the voting power of the Company; (ii) the first purchase of shares pursuant to a tender offer or exchange (other than a tender offer or exchange by the Company or its affiliates) for all or any amount of Common Shares or any class or any securities convertible into such Common Shares, the results of which would make the offeror and/or its affiliates the beneficial owners of twenty percent (20%) or more of the voting power of the Company; (iii) the date of the approval by shareholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of capital stock of any class, or any securities convertible into such capital stock, of the Company would be converted into cash, securities, or other property, other than a merger or consolidation of the Company with an affiliate of the Company or in which the holders of all of the shares of all classes of the Company's capital stock immediately prior to the merger or consolidation would own at least a majority of the voting power of the surviving corporation (or the direct or indirect parent company of the surviving corporation) immediately after the merger or consolidation; (iv) the date of the approval by shareholders of the Company of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company.

     e. OPTION AGREEMENTS. Options granted under the Plan shall be subject to the further terms and provisions of an option agreement, a copy of which is attached hereto as Exhibit A, the execution of which by each optionee shall be a condition to the receipt of an option.

     6. INVESTMENT REPRESENTATION; APPROVALS AND LISTING. The options to be granted hereunder shall be further conditioned upon receipt of the following investment representation from the optionee:

     "I further agree that any Common Shares of DATATRAK International, Inc. (the "Company") which I may acquire by virtue of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event that the said Common Shares subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event that the offer or sale of the Common Shares subject to this option may be lawfully made without registration of the said Common Shares under the Securities Act of 1933, as amended, as established to the satisfaction of the Company."

The Company shall not be required to issue any certificate or certificates for Common Shares upon the exercise of an option granted under the Plan prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such Common Shares to listing on any national securities exchange on which the Common Shares may be listed, (iii) the completion of any registration or other qualification of the Common Shares under any state or federal law or ruling or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable or the determination by the Company, in its sole discretion, that any registration or other qualification of the Common Shares is not necessary or advisable, and (iv) the obtaining of an investment representation from the



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optionee in the form stated above or in such other form as the Company, in its sole discretion, shall determine to be adequate.

     7. GENERAL PROVISIONS. For all purposes of this Plan, the fair market value of a Common Share shall be determined as follows: so long as the Common Shares of the Company are listed upon an established stock exchange or exchanges or contained in the Nasdaq National Market System ("Nasdaq"), such fair market value shall be determined to be the highest closing sale price of such Common Shares on such stock exchange or exchanges or Nasdaq the trading day immediately prior to the day the option is granted (or the date the Common Shares are tendered as payment, in the case of determining fair market value for that purpose) or if no sale of such Common Shares shall have been made on any stock exchange or Nasdaq on that day, then on the closest preceding day on which there was a sale of such Common Shares; and during any period of time as such Common Shares are not listed upon an established stock exchange or traded on Nasdaq, the fair market value per share shall either be (i) the mean between dealer "Bid" and "Ask" prices of such Common Shares in the over-the-counter market on the trading day immediately prior to the day the option is granted (or the day the Common Shares are tendered as payment, in the case of determining fair market value for that purpose), as reported by the National Association of Securities Dealers, Inc., or (ii) the value determined by the Board of Directors, excluding for that purpose, the votes of any eligible Directors.

     The liability of the Company under the Plan and any distribution of Common Shares made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan, including, but not limited to, any liability to any federal, state, or local tax authority and/or any securities regulatory authority.

     Nothing in the Plan or in any option agreement shall confer upon any optionee any right to continue as a Director, or to be entitled to any remuneration or benefits not set forth in the Plan or such option.

     Nothing contained in the Plan or in any option agreement shall be construed as entitling any optionee to any of the rights of a shareholder as a result of the grant of an option until such time as Common Shares are actually issued to such optionee pursuant to the exercise of an option.

     The Plan may be assumed by the successors and assigns of the Company.

     The Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

     The cash proceeds received by the Company from the issuance of Common Shares pursuant to the Plan will be used for general corporate purposes or in such other manner as the Board of Directors deems appropriate.

     The expense of administering the Plan shall be borne by the Company.

     The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

     8. TERMINATION OF THE PLAN. The Plan shall terminate ten (10) years from the date of its adoption by the Board of Directors of the Company and thereafter no options shall be granted hereunder. All options outstanding at the time of termination of the Plan shall continue in full force and effect in accordance with and subject to their terms and the terms and conditions of the Plan.

     9. TAXES. Appropriate provisions shall be made for all taxes required to be withheld and/or paid in connection with the options or the exercise thereof, and the transfer of Common Shares pursuant thereto, under the applicable laws or other regulations of any governmental authority, whether federal, state, or local and whether domestic or foreign. In its discretion, the Company may permit the optionee to satisfy such withholding requirements by (a) the Company withholding from issuance to the optionee such number of Common Shares




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otherwise issuable upon exercise of the option as the Company and the optionee may agree, provided, however, that the optionee must have had on file with the Company, for at least six (6) months prior thereto, an effective standing election to satisfy said optionee's tax withholding obligations in such a fashion, which election form by its terms shall not be revocable or amendable for at least six (6) months, or (b) with the consent of the Board, in whole or in part, in Common Shares having a fair market value on the date the option is exercised equal to that portion of the withholding obligation for which payment in cash is not made.

     10. CHANGES IN GOVERNING RULES AND REGULATIONS. All references herein to the Internal Revenue Code of 1986, as amended, or sections thereof, or to rules and regulations of the Department of Treasury or of the Securities and Exchange Commission, shall mean and include the Code sections thereof and such rules and regulations as are now in effect or as they may be subsequently amended, modified, substituted or superseded.

     IN WITNESS WHEREOF, DATATRAK International, Inc., by its appropriate officers duly authorized, has executed this instrument as of the 9th day of December, 1999.

                                    DATATRAK INTERNATIONAL, INC.

                                    By:


                                    /s/ Jeffrey A. Green
                                    --------------------------------------------
                                    Jeffrey A. Green
                                    Its: President and Chief Executive Officer

                                    And:


                                    /s/ Terry C. Black
                                    --------------------------------------------
                                    Terry C. Black
                                    Its: Vice President of Finance, Chief
                                         Financial Officer, Treasurer, and
                                         Assistant Secretary















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